Suppliers	12 Months Ended
Dec. 31, 2023
Suppliers
Suppliers

16. Suppliers

The balance of this account comprises the following amounts:

a.     Composition

	December 31, 2023	December 31, 2022
Local suppliers	188,814	215,593
Related parties (note 21)	11,247	13,781
Copyright	21,230	21,273
Suppliers	221,291	250,647

Reverse Factoring (i)	263,948	155,469

(i)	As of December 31, 2023, the balance of reverse factoring was R$ 263,948 (R$ 155,469 as of December 31, 2022), and the discount rates of assignment operations carried out by our suppliers with financial institutions had a weighted average of 1.05% per month (as of December 31, 2022, the weighted average was 1.27% per month) and a maximum payment term of 360 days. The balance is initially recognized net of the present value adjustment, which is subsequently recognized as a financial expense.